UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2009

TAO MINERALS LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51922
(Commission File Number)

20-1682702
(IRS Employer Identification No.)

Officina 624, Empresarial Mall Ventura, Cra.32 #1B Sur 51, Medellin, Colombia
(Address of principal executive offices and Zip Code)

807 344 2644
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.         Entry into a Material Definitive Agreement

Effective December 1, 2009, we entered into a convertible loan agreement with John C. Lama, wherein Mr. Lama has agreed to loan our company $50,000. The loan is convertible into common shares of our company in accordance with the conversion terms of the agreement. The loan is payable in full five years from the advancement date of the loan.

Item 9.01         Financial Statements and Exhibits

10.1	Convertible Loan Agreement dated December 1, 2009 between our company and John C. Lama.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAO MINERALS LTD.

/s/ James Sikora
James Sikora
President

December 10, 2009